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                                                                EXHIBIT 10(hhhh)


                        FIFTH AMENDMENT TO STOCK OPTION
                             AND VESTING AGREEMENTS
                            AND AMENDMENT AGREEMENT

                 THIS FIFTH AMENDMENT (this "Amendment"), dated as of October 27, 1995, is by and among Chemical Venture Capital Associates, A California Limited Partnership ("CVCA"), Chemical Equity Associates, A California Limited Partnership ("CEA"), Hanger Orthopedic Group, Inc., a Delaware corporation (the "Company") and Messrs. Ronald J. Manganiello, Ivan R. Sabel and Richard A. Stein (such individuals hereinafter referred to individually as an "Optionee" and collectively as the "Optionees"). This Amendment amends (i) the Stock Option and Vesting Agreements, dated as of March 14, 1991, by and between CVCA and the Optionees (the "Additional Manager Option Agreements") and (ii) the Stock Option and Vesting Agreements, dated as of May 16, 1994, by and between CVCA and the Optionees (the "New Manager Option Agreements").

                 WHEREAS, pursuant to the Stock Option and Vesting Agreements, dated as of August 13, 1990, by and between CVCA and the Optionees (the "Manager Option Agreements"), CVCA granted options to the Optionees and Joseph
M. Cestaro to purchase a total of 496,250 shares of common stock, par value $.01 per share, of the Company (the "Common Stock"), which number of shares gave effect to the one-for-four reverse split of the Common Stock effected on December 31, 1990; and, as a result of the cancellation on March 31, 1991 of an option for 82,500 shares upon the resignation of Joseph M. Cestaro, options were then held by the Optionees for a total of 413,750 shares (the "Manager Options") under the Manager Option Agreements;

                 WHEREAS, pursuant to paragraph 3 of the Amendment Agreement, dated as of August 13, 1990, by and among the Company, CVCA, CEA, the Optionees and Joseph M. Cestaro (the "Amendment Agreement"), CVCA agreed to promptly pay to the Company 27.5% of the exercise price received by CVCA upon the exercise of any Manager Options (the "Company Payment");

                 WHEREAS, pursuant to the Additional Manager Option Agreements, CVCA granted options to the Optionees (the "Additional Manager Options") to purchase from CVCA an aggregate of 348,265 shares of Common Stock in accordance with the terms of the Additional Manager Option Agreements;

                 WHEREAS, CVCA, CEA and Exeter Capital, L.P., a Delaware Limited Partnership ("Exeter"), entered into an agreement, dated as of February 20, 1992 (the "Termination Agreement"), pursuant to paragraph 6 of which CVCA and Exeter agreed to enter into an agreement amending each of the Manager Option Agreements and Additional Manager Option Agreements to provide that Exeter would be obligated as optionor with respect to 24.16% of the shares of
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Common Stock covered by each of the Manager Options and Additional Manager
Options;

                 WHEREAS, CVCA, CEA, Exeter, the Company and the Optionees entered into an Amendment to Stock Option and Vesting Agreements and Amendment Agreement, dated as of February 20, 1992 (the "First Amendment"), pursuant to which, among other things, (i) each Manager Option Agreement and Additional Manager Option Agreement was amended to provide that of the shares of Common Stock underlying each Manager Option and Additional Manager Option, 75.84% of the shares could be purchased by the Optionees from CVCA and 24.16% of the shares could be purchased by the Optionees from Exeter, with each Optionee being required to provide separate written notices to each of CVCA and Exeter with respect to each exercise of a Manager Option or Additional Manager Option by the Optionee, and that 75.84% and 24.16% of the shares of Common Stock purchased and purchase price payable by the Optionee must be purchased from and paid to CVCA and Exeter, respectively; (ii) the Amendment Agreement was amended to provide that 75.84% and 24.16% of the Company Payment would be made by CVCA and Exeter, respectively; and (iii) each of CVCA and Exeter would not be liable for any obligation of the other under the Manager Option Agreements and the Manager Options granted pursuant thereto or the Additional Manager Option Agreements and the Additional Manager Options granted pursuant thereto, as amended by the First Amendment;

                 WHEREAS, the Manager Option Agreements and the Manager Options granted pursuant thereto expired on May 15, 1994, together with the expiration on that date of the obligation of CVCA and Exeter to pay the Company Payment, as set forth in the Amendment Agreement and the First Amendment;

                 WHEREAS, pursuant to the New Manager Option Agreements, CVCA granted options to the Optionees to purchase a total of 313,788 shares of Common Stock (the "New Manager Options") to replace the 75.84% portion of the shares of Common Stock that were previously purchasable by the Optionees from CVCA under the Manager Option Agreements and the Manager Options that expired on May 15, 1994 (it being understood by the Company that it has no right to a Company Payment with respect to such New Manager Option Agreements);

                 WHEREAS, CVCA, CEA, the Company and the Optionees entered into a Second Amendment to Stock Option and Vesting Agreements and Amendment Agreement, dated as of May 16, 1994 (the "Second Amendment"), pursuant to which each Additional Manager Option Agreement between CVCA and the Optionees was amended by replacing the then existing expiration date of December 14, 1994, with a new expiration date of December 14, 1995, with such extension having no effect on the expiration date of the exercise period relating to the 24.16% portion of each Additional Manager Option, which expired on December 14, 1994 and for which Exeter was solely responsible as provided under the terms of the First Amendment;

                 WHEREAS, CVCA, CEA, the Company and the Optionees entered into
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a Third Amendment to Stock Option and Vesting Agreements and Amendment
Agreement, dated as of September 22, 1994 (the "Third Amendment"), pursuant to which each New Manager Option Agreement and each Additional Manager Option Agreement between CVCA and the Optionees was amended by (i) changing the exercise price per share of each New Manager Option and each Additional Manager Option to equal $3.875, which exercise price exceeded the closing sale price of $3.625 per share of Common Stock as reported on the American Stock Exchange as of the close of business on September 22, 1994, (ii) extending the expiration date of each New Manager Option from May 16, 1995 to March 22, 1996 and (iii) extending the expiration date of each Additional Manager Option from December 14, 1995 to March 22, 1996;

                 WHEREAS, CVCA, CEA, the Company and Ronald J. Manganiello entered into a Fourth Amendment to Stock Option and Vesting Agreements and Amendment Agreement, dated as of October 27, 1995 (the "Fourth Amendment"), pursuant to which each New Manager Option Agreement and each Additional Manager Option Agreement between CVCA and Ronald J. Manganiello was amended by (i) extending the expiration date of the New Manager Option of Ronald J. Manganiello from March 22, 1996 to March 22, 1997; (ii) extending the expiration date of the Additional Manager Option of Ronald J. Manganiello from March 22, 1996 to March 22, 1997; and (iii) providing for the payment of the exercise price of the New Manager Option and Additional Manager Option of Ronald J. Manganiello with cash and/or shares of Common Stock; and

                 WHEREAS, CVCA, CEA, the Company, Ivan R. Sabel and Richard A. Stein each desire to further amend each New Manager Option Agreement and each Additional Manager Option Agreement between CVCA and Ivan R. Sabel and Richard
A. Stein to (i) extend the expiration date of the New Manager Options of each of Ivan R. Sabel and Richard A. Stein from March 22, 1996 to March 22, 1997 with respect to 67,000 shares underlying the New Manager Options of Ivan R. Sabel and 33,000 shares underlying the New Manager Options of Richard A. Stein, with the expiration date for the balance of 51,500 shares for Ivan R. Sabel and 29,568 shares for Richard A. Stein that underlie their respective New Manager Options being extended from March 22, 1996 to December 31, 1997; (ii) extend the expiration date of the Additional Manager Options of each of Ivan R. Sabel and Richard A. Stein from March 22, 1996 to December 31, 1997; and (iii) provide for the payment of the exercise price of each such New Manager Option and Additional Manager Option of Ivan R. Sabel and Richard A. Stein with cash and/or the reduction in the number of shares of Common Stock issuable upon the exercise of the subject option.

                 NOW, THEREFORE, in consideration of the foregoing and the mutual agreements herein contained, the parties hereto agree as follows:





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                 1.       Each and all of the recital paragraphs set forth
above are hereby incorporated as if set forth herein.

                 2. Paragraph 3(b)(i) of each New Manager Option Agreement between CVCA and each of Ivan R. Sabel and Richard A. Stein is hereby amended by replacing the existing expiration date of March 22, 1996, with (A) the new expiration date of March 22, 1997 with respect to 67,000 shares for Ivan R. Sabel and 33,000 shares for Richard A. Stein and (B) the new expiration date of December 31, 1997 with respect to the balance of the 51,500 shares underlying such New Manager Option of Ivan R. Sabel and 29,568 shares underlying such New Manager Option of Richard A. Stein.

                 3. Paragraph 3(b)(i) of each Additional Manager Option Agreement between CVCA and each of Ivan R. Sabel and Richard A. Stein is hereby amended by replacing the existing expiration date of March 22, 1996, with the new expiration date of December 31, 1997.

                 4. Paragraph 5 of each New Manager Option Agreement between CVCA and each of Ivan R. Sabel and Richard A. Stein is hereby amended by replacing the existing text thereof with the following language:

                          5. Exercise of Option. Written notice of the exercise of the Option or any portion thereof shall be given to CVCA accompanied by the aggregate Exercise Price for the Option Shares proposed to be acquired payable (i) in cash by certified or bank cashier's check, (ii) by instructing CVCA to cancel that portion of this Option exercisable for that number of shares of Company Common Stock (the "Relinquished Shares") having an aggregate Market Value on the last business day immediately preceding the date of exercise equal to sum of (A) the Exercise Price multiplied by the number of Relinquished Shares plus (B) the Exercise Price multiplied by the number of shares subject to such exercise or (iii) by a combination of the foregoing. If any exercise is made pursuant to clause
                 (ii) above, the Option shall automatically be adjusted to reduce the number of shares issuable upon exercise of the Option by the number of Relinquished Shares. No exercise may be made pursuant to clause (ii) above if the number of shares subject to such exercise and the number of Relinquished Shares exceeds the number of shares issuable upon exercise of the Option. As used herein, "Market Value" means as to any security the average of the closing prices of such security's sales on the United States securities exchanges on which such security may at the time be listed, or, if there have no sales on any such exchange on the subject day, the average of the highest bid and lowest asked prices on such exchange at the end of such





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                 day, or, if on any such day such security is not so listed, the average of the representative bid and asked prices quoted on the NASDAQ System as of 4:00 P.M., New York time on such day, or, if on any day such security is not quoted in the NASDAQ System, the average of the highest bid and lowest asked prices on such day in the domestic over-the-counter market as reported by the National Quotation Bureau, Incorporated, or any similar or successor organization.

                 5. Paragraph 5 of each Additional Manager Option Agreement between CVCA and each of Ivan R. Sabel and Richard A. Stein is hereby amended by replacing the existing text thereof with the following language:

                          5. Exercise of Option. Written notice of the exercise of the Option or any portion thereof shall be given to CVCA accompanied by the aggregate Exercise Price for the Option Shares proposed to be acquired payable (i) in cash by certified or bank cashier's check, (ii) by instructing CVCA to cancel that portion of this Option exercisable for that number of shares of Company Common Stock (the "Relinquished Shares") having an aggregate Market Value on the last business day immediately preceding the date of exercise equal to sum of (A) the Exercise Price multiplied by the number of Relinquished Shares plus (B) the Exercise Price multiplied by the number of shares subject to such exercise or (iii) by a combination of the foregoing. If any exercise is made pursuant to clause
                 (ii) above, the Option shall automatically be adjusted to reduce the number of shares issuable upon exercise of the Option by the number of Relinquished Shares. No exercise may be made pursuant to clause (ii) above if the number of shares subject to such exercise and the number of Relinquished Shares exceeds the number of shares issuable upon exercise of the Option. As used herein, "Market Value" means as to any security the average of the closing prices of such security's sales on the United States securities exchanges on which such security may at the time be listed, or, if there have no sales on any such exchange on the subject day, the average of the highest bid and lowest asked prices on such exchange at the end of such day, or, if on any such day such security is not so listed, the average of the representative bid and asked prices quoted on the NASDAQ System as of 4:00 P.M., New York time on such day, or, if on any day such security is not quoted in the NASDAQ System, the average of the highest bid and lowest asked prices on such day in the domestic over-the-counter market as reported by the National Quotation Bureau, Incorporated, or any similar or successor organization.





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                 6.  Except as otherwise herein amended, the terms and
conditions of the New Manager Option Agreements, the Additional Manager Option Agreements and the Amendment Agreement shall remain in force.

                 IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.


                       CHEMICAL VENTURE CAPITAL ASSOCIATES
                       By: CHEMICAL VENTURE PARTNERS,
                            Its General Partner



                       By: MITCHELL J. BLUTT, M.D.
                           -----------------------------------
                           Mitchell J. Blutt, M.D.,
                              Executive Partner

                       CHEMICAL EQUITY ASSOCIATES
                       By: CHEMICAL VENTURE PARTNERS,
                            Its General Partner



                       By: MITCHELL J. BLUTT, M.D.
                           ------------------------------------
                           Mitchell J. Blutt, M.D.,
                              Executive Partner



                       HANGER ORTHOPEDIC GROUP, INC.




                       By:  IVAN R. SABEL
                            -------------------------------
                            Ivan R. Sabel
                            President


                       OPTIONEES



                        IVAN R. SABEL
                        --------------------------------------
                        Ivan R. Sabel


                        RICHARD A. STEIN
                        -------------------------------------
                        Richard A. Stein






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